UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22444

Western Asset High Yield Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: February 28, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	February 28, 2017

WESTERN ASSET

HIGH YIELD DEFINED

OPPORTUNITY FUND INC. (HYI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed-income securities with varying maturities. Corporate securities include those securities that are issued or originated by U.S. or foreign public or private corporations and other business entities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Defined Opportunity Fund Inc. for the six-month reporting period ended February 28, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish these goals is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

March 31, 2017

II	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended February 28, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 1.4%. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s final reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 2.1%. The deceleration in growth reflected downturns in exports and federal government spending, along with an acceleration in imports and lower nonresidential fixed investment.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on February 28, 2017, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In February 2017, 23.8% of Americans looking for a job had been out of work for more than six months, versus 24.9% when the period began.

Western Asset High Yield Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that concluded on March 15, 2017 (after the reporting period ended). At that time the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Q. Did Treasury yields trend higher or lower during the six months ended February 28, 2017?

A. Treasury yields moved sharply higher after the November 2016 U.S. elections given expectations for improving growth and higher inflation. All told, short- and long-term Treasury yields moved higher overall during the six months ended February 28, 2017. Two-year Treasury yields began the reporting period at 0.80% and ended the period at 1.22%. Their peak of 1.29% took place on December 15, 2016 and their low of 0.73% occurred on September 29, 2016. Ten-year Treasury yields began the reporting period at 1.58% and ended the period at 2.36%. Their high of 2.60% occurred on both December 15 and December 16, 2016 and their low of 1.54% occurred on September 7, 2016.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, questions regarding future Fed monetary policy, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -2.19% during the six months ended February 28, 2017. Within the U.S. bond market, lower rated corporate bonds generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the six months ended February 28, 2017?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 5.43% for the six months ended February 28, 2017. The high-yield market posted positive returns during the first two months of the reporting period. This was driven by several factors, including robust demand from investors looking to generate incremental yield in the low interest rate environment and stabilizing oil prices. The U.S. high-yield bond market then

IV	Western Asset High Yield Defined Opportunity Fund Inc.

modestly declined in November 2016 amid sharply rising interest rates. However, this was only a temporary setback, as high-yield bonds then rallied sharply over the last three months of the reporting period.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -0.48% during the six months ended February 28, 2017. The asset class generated a positive return during the first month of the reporting period, but then fell sharply in October and November 2016. This turnaround occurred as demand weakened against a backdrop of rising interest rates in the U.S. and a sharp rally by the U.S. dollar. However, the asset class then rallied over the last three months of the period as investor demand improved.

Performance review

For the six months ended February 28, 2017, Western Asset High Yield Defined Opportunity Fund Inc. returned 6.89% based on its net asset value (“NAV”)vii and 5.29% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Componentviii and the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Componentix, returned 5.31% and 12.20%, respectively, over the same time frame. The Lipper High Yield Closed-End Funds Category Averagex returned 6.57% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.64 per share. As of February 28, 2017, the Fund estimates that 93% of the distributions were sourced from net investment income and 7% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of February 28, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$16.93 (NAV)	6.89	%†
$15.47 (Market Price)	5.29	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset High Yield Defined Opportunity Fund Inc.	V

Investment commentary (cont’d)

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HYI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHYIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

March 31, 2017

RISKS: The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund invests in lower-rated high-yield bonds, commonly known as “junk bonds,” which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed income securities. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic, or regulatory structure of specific countries or regions. These risks are greater in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset High Yield Defined Opportunity Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap B Component is an index of the 2% Issuer Cap component of the broader Bloomberg Barclays U.S. Corporate High Yield Index and is comprised of the B-rated securities included in this Index.

ix

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component is an index of the 2% Issuer Cap component of the broader Bloomberg Barclays U.S. Corporate High Yield Index and is comprised of the Caa-rated securities included in this Index.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Yield Defined Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2017 and August 31, 2016 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
*	Represents less than 0.1%.

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — February 28, 2017

Total Spread Duration
HYI	— 3.94 years
Benchmark	— 3.44 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage-Backed Securities

2	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — February 28, 2017

Total Effective Duration
HYI	— 4.27 years
Benchmark	— 3.46 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage-Backed Securities

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	3

Schedule of investments (unaudited)

February 28, 2017

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 86.8%
Consumer Discretionary — 15.1%
Auto Components — 0.9%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	2,070,000	$2,059,650	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,350,000	1,395,563	(a)
Total Auto Components				3,455,213
Diversified Consumer Services — 1.1%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	1,780,000	1,610,900	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	1,390,000	1,523,787	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000	1,225,700
Total Diversified Consumer Services				4,360,387
Hotels, Restaurants & Leisure — 4.0%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,174,736	1,174,736	(a)(b)(c)
Brinker International Inc., Senior Notes	5.000%	10/1/24	1,080,000	1,063,800	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	820,000	887,240
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,018,000	1,050,244	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,200,000	1,269,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	890,000	887,775	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	500,000	526,250	(a)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	1,720,000	1,788,800	(a)
Landry’s Inc., Senior Notes	6.750%	10/15/24	900,000	938,250	(a)
Mohegan Tribal Gaming Authority, Senior Notes	7.875%	10/15/24	1,000,000	1,028,830	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	430,000	457,950	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	390,000	415,838	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	852,000	892,470	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	2,840,000	2,978,450	(a)
Total Hotels, Restaurants & Leisure				15,359,633
Household Durables — 0.5%
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	850,000	869,125	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	250,000	261,250
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	730,000	768,325	(a)
Total Household Durables				1,898,700
Leisure Products — 0.2%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,070,000	971,025	(a)

See Notes to Financial Statements.

4	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — 6.2%
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	440,000	$470,800	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	3,010,000	3,176,068
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	640,000	745,421
DISH DBS Corp., Senior Notes	5.875%	7/15/22	280,000	301,000
DISH DBS Corp., Senior Notes	5.875%	11/15/24	220,000	235,125
DISH DBS Corp., Senior Notes	7.750%	7/1/26	30,000	35,175
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	2,858,218	1,107,559	(b)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	630,000	611,888	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	2,730,000	2,781,160	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	4,300,000	4,472,000	(a)
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	550,000	615,402
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	1,714,000	1,806,128	(a)
Viacom Inc., Senior Notes	3.450%	10/4/26	1,020,000	978,439
Viacom Inc., Senior Notes	4.375%	3/15/43	2,140,000	1,884,779
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,260,000	1,329,300	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,750,000	1,846,250	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	1,430,000	1,451,450	(a)
Total Media				23,847,944
Multiline Retail — 0.3%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	270,000	217,350
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	1,400,000	885,500	(a)
Total Multiline Retail				1,102,850
Specialty Retail — 1.7%
American Greetings Corp., Senior Notes	7.875%	2/15/25	1,230,000	1,290,737	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	730,000	755,550	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	2,730,000	2,450,175	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	660,000	673,200	(a)
PetSmart Inc., Senior Notes	7.125%	3/15/23	430,000	423,013	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	940,000	958,800	(a)
Total Specialty Retail				6,551,475
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	640,000	636,800	(a)
Total Consumer Discretionary				58,184,027
Consumer Staples — 4.7%
Beverages — 0.8%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,120,000	1,058,400	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

February 28, 2017

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	910,000	$941,850
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,000,000	1,090,000	(a)
Total Beverages				3,090,250
Food & Staples Retailing — 0.4%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,550,000	1,505,438	(a)
Food Products — 2.7%
AdvancePierre Foods Holdings Inc., Senior Notes	5.500%	12/15/24	890,000	907,800	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	580,000	593,050	(a)
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	1,260,000	1,285,200	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	720,000	732,960	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	1,330,000	1,373,225	(a)
Post Holdings Inc., Senior Notes	5.500%	3/1/25	1,180,000	1,203,600	(a)
Post Holdings Inc., Senior Notes	5.750%	3/1/27	1,140,000	1,154,968	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	3,140,000	3,312,700	(a)
Total Food Products				10,563,503
Household Products — 0.3%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	570,000	611,325
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	460,000	488,750
Total Household Products				1,100,075
Tobacco — 0.5%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,690,000	1,468,187
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	560,000	576,800	(a)
Total Tobacco				2,044,987
Total Consumer Staples				18,304,253
Energy — 16.9%
Energy Equipment & Services — 1.6%
CGG, Senior Notes	6.500%	6/1/21	1,480,000	714,100
Ensco PLC, Senior Notes	4.700%	3/15/21	190,000	185,915
Ensco PLC, Senior Notes	5.750%	10/1/44	1,130,000	887,050
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	440,000	426,800	(a)
Pride International Inc., Senior Notes	6.875%	8/15/20	280,000	296,100
Pride International Inc., Senior Notes	7.875%	8/15/40	1,680,000	1,570,800
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,140,000	571,482	*(a)(c)(d)
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	1,490,000	1,538,425	(a)
Total Energy Equipment & Services				6,190,672
Oil, Gas & Consumable Fuels — 15.3%
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	640,000	393,600	*(d)

See Notes to Financial Statements.

6	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,571,000	$966,165	*(d)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,920,000	1,963,200	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	910,000	1,057,875	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	780,000	807,300
Cheniere Corpus Christi Holdings LLC, Senior Notes	5.875%	3/31/25	1,340,000	1,422,075	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,960,000	1,950,200
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	3,320,000	2,991,320
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	320,000	292,800
Continental Resources Inc., Senior Notes	5.000%	9/15/22	310,000	316,975
Continental Resources Inc., Senior Notes	3.800%	6/1/24	230,000	214,188
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,090,000	961,925
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	1,280,000	1,329,600
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	250,000	259,375	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,500,000	1,362,000
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	820,000	805,650
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	2,080,000	1,742,000
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	4,090,000	4,212,700	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.000%	8/1/24	300,000	316,500	(a)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	810,000	1,028,378
Magnum Hunter Resources Corp. Escrow	—	—	3,530,000	0	*(c)(e)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	600,000	588,000	(a)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	2,310,000	2,362,552	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	2,000,000	1,785,000	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	590,000	533,950	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	740,000	584,600	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	850,000	898,875	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	790,000	898,625	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,490,000	1,497,450
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	2,140,000	2,188,150
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,553,000	1,582,119
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	4,540,000	4,188,150
Rice Energy Inc., Senior Notes	7.250%	5/1/23	1,490,000	1,583,125
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	570,000	632,700	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	590,000	631,300	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

February 28, 2017

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
RSP Permian Inc., Senior Notes	5.250%	1/15/25	1,530,000	$1,572,075	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	860,000	885,800
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	4,020,000	3,879,300
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	738,868	705,619	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	120,000	125,550
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	340,000	371,307
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	770,000	780,587
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	1,750,000	1,763,125
Williams Cos. Inc., Debentures	7.500%	1/15/31	330,000	389,813
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	430,000	423,550
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	530,000	540,600
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,620,000	1,644,300
WPX Energy Inc., Senior Notes	7.500%	8/1/20	270,000	292,275
WPX Energy Inc., Senior Notes	6.000%	1/15/22	710,000	728,638
WPX Energy Inc., Senior Notes	8.250%	8/1/23	460,000	517,500
Total Oil, Gas & Consumable Fuels				58,968,461
Total Energy				65,159,133
Financials — 10.8%
Banks — 6.4%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	1,120,000	1,224,642	(f)(g)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000	1,944,552	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,950,000	2,098,346
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	340,000	361,718	(f)(g)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	810,000	825,998	(a)(f)(g)
CIT Group Inc., Senior Notes	5.000%	8/15/22	110,000	116,875
CIT Group Inc., Senior Notes	5.000%	8/1/23	360,000	381,600
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	3,080,000	3,257,100	(f)(g)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	660,000	732,600	(a)(f)(g)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,330,000	1,426,152	(a)(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	290,000	295,075	(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	860,000	883,650	(f)(g)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	530,000	556,500	(f)(g)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	1,000,000	1,050,980	(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	610,000	645,990	(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	7,000,000	6,702,500	(f)(g)

See Notes to Financial Statements.

8	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	350,000		$406,275
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,030,000	AUD	1,562,325	(g)(h)
Total Banks					24,472,878
Capital Markets — 0.7%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	460,000		473,698
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	890,000		925,600	(a)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,080,000		1,155,387
Total Capital Markets					2,554,685
Consumer Finance — 0.9%
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	920,000		985,550
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,630,000		2,475,487	(a)
Total Consumer Finance					3,461,037
Diversified Financial Services — 2.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	360,000		384,343
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000		1,904,532
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000		141,379
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,749,191
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	310,000		350,635
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	1,090,000		1,137,688	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	2,010,000		2,103,364	(a)
Total Diversified Financial Services					9,771,132
Insurance — 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	620,000		627,750	(a)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	760,000		653,600
Total Insurance					1,281,350
Total Financials					41,541,082
Health Care — 5.9%
Biotechnology — 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	660,000		640,200	(a)
Health Care Equipment & Supplies — 0.6%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	510,000		438,600
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,190,000		1,059,100	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	780,000		836,550	(a)
Total Health Care Equipment & Supplies					2,334,250

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

February 28, 2017

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — 3.8%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,820,000	$1,469,650
Centene Corp., Senior Notes	5.625%	2/15/21	630,000	664,650
Centene Corp., Senior Notes	6.125%	2/15/24	370,000	402,375
Centene Corp., Senior Notes	4.750%	1/15/25	470,000	484,688
DaVita Inc., Senior Notes	5.750%	8/15/22	1,400,000	1,464,750
DaVita Inc., Senior Notes	5.125%	7/15/24	890,000	910,025
DaVita Inc., Senior Notes	5.000%	5/1/25	1,810,000	1,825,729
HCA Inc., Debentures	7.500%	11/15/95	1,000,000	980,000
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,750,000	1,719,375
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	390,000	421,200	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	2,790,000	2,936,475
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,410,000	1,425,862
Total Health Care Providers & Services				14,704,779
Pharmaceuticals — 1.3%
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	890,000	801,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	310,000	289,850	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	280,000	256,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	780,000	719,550	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	460,000	411,700	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	1,890,000	1,710,450	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,320,000	1,056,000	(a)
Total Pharmaceuticals				5,244,750
Total Health Care				22,923,979
Industrials — 7.7%
Aerospace & Defense — 1.1%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	2,900,000	2,878,250	(a)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	620,000	647,125	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	730,000	747,337
Total Aerospace & Defense				4,272,712
Air Freight & Logistics — 0.5%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	880,000	927,300	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	810,000	853,537	(a)
Total Air Freight & Logistics				1,780,837
Airlines — 0.2%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	881,510	997,209
Commercial Services & Supplies — 2.0%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	670,000	680,050	(a)
Garda World Security Corp., Senior Notes	7.250%	11/15/21	540,000	519,750	(a)

See Notes to Financial Statements.

10	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,000,000		$1,092,500	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	800,000		800,000
Ritchie Bros. Auctioneers Inc., Senior Notes	5.375%	1/15/25	870,000		897,188	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	751,000		785,505
West Corp., Senior Notes	5.375%	7/15/22	2,990,000		2,883,107	(a)
Total Commercial Services & Supplies					7,658,100
Construction & Engineering — 0.6%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	860,000		907,300	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,016,164		995,841	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	530,000		537,950	(a)
Total Construction & Engineering					2,441,091
Electrical Equipment — 0.4%
Interface Grand Master Holdings Inc., Senior Notes	19.000%	8/15/19	719,460		697,876	(b)(c)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	590,000		597,375	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	166,773	(a)
Total Electrical Equipment					1,462,024
Machinery — 0.3%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	1,040,000		985,400	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	150,000		133,125	(a)
Total Machinery					1,118,525
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,670,000		1,507,175	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,010,000		212,100	*(d)
Total Marine					1,719,275
Road & Rail — 1.2%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,280,000		2,080,500	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	1,430,000		1,490,775	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	970,000		999,100	(a)
Total Road & Rail					4,570,375
Trading Companies & Distributors — 0.6%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	330,000		308,550	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,870,000		1,977,525
Total Trading Companies & Distributors					2,286,075

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

February 28, 2017

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Transportation — 0.4%
Jack Cooper Enterprises Inc., Senior Notes	10.500%	3/15/19	3,111,765	$295,617	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,599,750	1,191,814	(a)(b)
Total Transportation				1,487,431
Total Industrials				29,793,654
Information Technology — 1.5%
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp., Senior Notes	5.000%	9/1/25	720,000	733,954
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	500,000	494,375
Total Electronic Equipment, Instruments & Components				1,228,329
Internet Software & Services — 0.1%
Match Group Inc., Senior Notes	6.375%	6/1/24	490,000	531,038
IT Services — 0.1%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	430,000	201,025	(a)
Technology Hardware, Storage & Peripherals — 1.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	7.125%	6/15/24	520,000	574,860	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	720,000	720,450
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	2,350,000	2,275,035
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	210,000	196,233
Total Technology Hardware, Storage & Peripherals				3,766,578
Total Information Technology				5,726,970
Materials — 9.7%
Chemicals — 0.9%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	910,000	965,737	(a)
Hexion Inc./Hexion Nova Scotia Finance ULC, Secured Notes	9.000%	11/15/20	150,000	120,375
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	691,711	676,148	(a)(b)
Kissner Holdings LP/Kissner Milling Co., Ltd./BSC Holding Inc./Kissner USA, Senior Secured Notes	8.375%	12/1/22	1,340,000	1,390,250	(a)
Scotts Miracle-Gro Co., Senior Notes	5.250%	12/15/26	400,000	409,500	(a)
Total Chemicals				3,562,010
Construction Materials — 0.3%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	970,000	863,300	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	390,000	343,200	(a)
Total Construction Materials				1,206,500

See Notes to Financial Statements.

12	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 3.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	830,000	$907,813	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	2,180,000	2,245,400	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,750,000	1,907,500	(a)
Flex Acquisition Co. Inc., Senior Notes	6.875%	1/15/25	1,150,000	1,178,031	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,280,000	2,519,400
Pactiv LLC, Senior Notes	7.950%	12/15/25	410,000	446,900
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	840,000	699,300	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	7.000%	7/15/24	1,940,000	2,090,350	(a)
Total Containers & Packaging				11,994,694
Metals & Mining — 5.2%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	500,000	545,000	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,130,000	1,243,000	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	430,000	439,137	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	250,000	258,800	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	860,000	896,550	(a)
ArcelorMittal SA, Senior Notes	7.750%	10/15/39	2,020,000	2,363,400
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	460,000	484,150	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	309,000	320,588
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	520,000	604,178	(a)
Freeport-McMoRan Inc., Senior Notes	6.125%	6/15/19	280,000	283,500	(a)
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	10,000	9,850
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	450,000	434,250
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	320,000	334,400	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	310,000	289,463
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	770,000	816,200	(a)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	380,000	351,500
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	530,000	455,800
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	500,000	536,250	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	1,170,000	1,284,075	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,229,243	33,804	*(a)(d)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	13,687	0	(a)(b)(c)(e)
Teck Resources Ltd., Senior Notes	3.000%	3/1/19	1,340,000	1,379,128
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	650,000	725,562	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	1,970,000	2,304,900	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	260,000	271,050

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

February 28, 2017

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,220,000	$2,436,450
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	750,000	822,187
Total Metals & Mining				19,923,172
Paper & Forest Products — 0.2%
Mercer International Inc., Senior Notes	6.500%	2/1/24	920,000	940,700	(a)
Total Materials				37,627,076
Real Estate — 1.7%
Equity Real Estate Investment Trusts (REITs) — 0.6%
Care Capital Properties LP, Senior Notes	5.125%	8/15/26	410,000	402,139
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	190,000	199,975	(a)
CoreCivic Inc., Senior Notes	4.125%	4/1/20	130,000	133,900
CoreCivic Inc., Senior Notes	5.000%	10/15/22	630,000	645,750
CoreCivic Inc., Senior Notes	4.625%	5/1/23	170,000	171,275
GEO Group Inc., Senior Notes	6.000%	4/15/26	810,000	847,260
Total Equity Real Estate Investment Trusts (REITs)				2,400,299
Real Estate Management & Development — 1.1%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	1,410,000	1,545,713
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	1,170,000	1,228,500
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,310,000	1,434,450	(a)
Total Real Estate Management & Development				4,208,663
Total Real Estate				6,608,962
Telecommunication Services — 10.2%
Diversified Telecommunication Services — 4.2%
CenturyLink Inc., Senior Notes	7.650%	3/15/42	2,370,000	2,180,400
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	800,000	836,000	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	1,080,000	1,090,800
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	1,750,000	1,684,375
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,260,000	1,171,800
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	360,000	331,200
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	1,530,000	1,663,875	(a)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	520,000	539,500
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	2,460,000	842,550	*(a)(d)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,130,000	2,175,262	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	1,900,000	1,960,572
Windstream Services LLC, Senior Notes	7.750%	10/1/21	1,460,000	1,511,100
Windstream Services LLC, Senior Notes	6.375%	8/1/23	130,000	118,950
Total Diversified Telecommunication Services				16,106,384

See Notes to Financial Statements.

14	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 6.0%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	2,530,000	$2,722,913	(a)
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	200,000	232,000	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,190,000	1,316,438	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	1,070,000	1,292,025	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	4,288,000	4,582,800
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	130,000	156,325
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,220,000	2,433,675	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	420,000	454,125
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,452,000	1,834,965
Sprint Corp., Senior Notes	7.875%	9/15/23	3,160,000	3,523,400
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,730,000	3,066,827	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	800,000	898,808	(h)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	520,000	584,225	(a)
Total Wireless Telecommunication Services				23,098,526
Total Telecommunication Services				39,204,910
Utilities — 2.6%
Electric Utilities — 1.6%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,260,000	1,664,890
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,220,000	1,512,375
Pampa Energia SA, Senior Notes	7.500%	1/24/27	1,920,000	1,936,800	(a)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,000,000	1,035,000
Total Electric Utilities				6,149,065
Gas Utilities — 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	530,000	532,650
Independent Power and Renewable Electricity Producers — 0.9%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	3,624,375	3,239,285
Total Utilities				9,921,000
Total Corporate Bonds & Notes (Cost — $315,169,716)				334,995,046
Collateralized Mortgage Obligations — 0.4%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	900,000	491,998	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.618%	8/15/48	700,000	456,180	(a)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	800,000	449,807	(a)
Total Collateralized Mortgage Obligations (Cost — $1,595,784)				1,397,985

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

February 28, 2017

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 0.6%
Consumer Discretionary — 0.1%
Media — 0.1%
Liberty Media Corp.-Liberty Formula One, Senior Notes	1.000%	1/30/23	290,000	$303,413	(a)
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	340,000	336,175	(a)
Information Technology — 0.4%
Communications Equipment — 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	240,000	253,800	(a)
Internet Software & Services — 0.1%
Akamai Technologies Inc., Senior Bonds	0.000%	2/15/19	360,000	362,927
WebMD Health Corp., Notes	2.625%	6/15/23	210,000	201,075	(a)
Total Internet Software & Services				564,002
Semiconductors & Semiconductor Equipment — 0.2%
Microchip Technology Inc., Junior Subordinated Notes	2.250%	2/15/37	280,000	283,500	(a)
Microchip Technology Inc., Senior Subordinated Notes	1.625%	2/15/27	430,000	436,181	(a)
Total Semiconductors & Semiconductor Equipment				719,681
Total Information Technology				1,537,483
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	1,035,415	82,833	*(a)(b)(d)
Total Convertible Bonds & Notes (Cost — $2,334,108)				2,259,904
Senior Loans — 2.3%
Consumer Discretionary — 0.9%
Auto Components — 0.4%
American Axle & Manufacturing Holdings Inc.	—	2/1/18	1,735,016	1,735,016	(c)(i)
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	11.250%	7/31/20	1,050,000	1,058,204	(j)(k)
Specialty Retail — 0.2%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	900,000	733,500	(j)(k)
Total Consumer Discretionary				3,526,720
Energy — 0.6%
Energy Equipment & Services — 0.2%
Hercules Offshore Inc. (wind-down lender claim)	—	—	937,022	822,237	*
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., Term Loan	8.553%	8/23/21	590,000	641,072	(j)(k)
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	350,809	352,564	(j)(k)

See Notes to Financial Statements.

16	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	451,186		$416,219	(j)(k)
Total Oil, Gas & Consumable Fuels					1,409,855
Total Energy					2,232,092
Health Care — 0.3%
Health Care Equipment & Supplies — 0.1%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	304,581		304,886	(j)(k)
Health Care Providers & Services — 0.2%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,026,667		1,030,516	(j)(k)
Total Health Care					1,335,402
Information Technology — 0.2%
Internet Software & Services — 0.2%
Ancestry.com Operations Inc., Second Lien Term Loan	9.250%	10/19/24	820,000		843,233	(j)(k)
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	227,471		208,326	(j)(k)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	982,401		859,601	(j)(k)
Total Utilities					1,067,927
Total Senior Loans (Cost — $9,324,281)					9,005,374
Sovereign Bonds — 4.6%
Argentina — 2.5%
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	2,600,000		2,605,720	(a)
Republic of Argentina, Bonds	18.200%	10/3/21	38,060,000	ARS	2,743,500
Republic of Argentina, Senior Notes	6.875%	4/22/21	560,000		598,920	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	1,500,000		1,571,250	(a)
Republic of Argentina, Senior Notes	6.875%	1/26/27	790,000		790,987	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	1,290,000		1,302,255	(a)
Total Argentina					9,612,632
Brazil — 0.5%
Federative Republic of Brazil, Notes	10.000%	1/1/23	6,200,000	BRL	1,977,348
Ecuador — 0.9%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	750,000		827,812	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	2,050,000		2,293,437	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	290,000		291,813	(h)
Total Ecuador					3,413,062
Russia — 0.7%
Russian Federal Bond, Bonds	8.150%	2/3/27	110,000,000	RUB	1,899,885
Russian Federal Bond, Bonds	7.050%	1/19/28	57,840,000	RUB	914,842
Total Russia					2,814,727
Total Sovereign Bonds (Cost — $17,064,122)					17,817,769

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

February 28, 2017

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 1.5%
U.S. Government Obligations — 1.5%
U.S. Treasury Bonds	2.250%	8/15/46	2,000,000	$1,710,548
U.S. Treasury Notes	1.125%	9/30/21	2,000,000	1,935,704
U.S. Treasury Notes	1.875%	1/31/22	2,000,000	1,998,750
Total U.S. Government & Agency Obligations (Cost — $5,626,098)				5,645,002

			Shares
Common Stocks — 0.8%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Bossier Casino Venture Holdco Inc.			68,957	637,852	*(c)
Energy — 0.6%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc. (Escrow)			46,103	13,001	*(c)
Oil, Gas & Consumable Fuels — 0.6%
Magnum Hunter Resources Corp.			182,731	2,055,724	*(c)
MWO Holdings LLC			442	174,082	*(c)
Pacific Exploration and Production Corp.			5,509	213,749	*
Total Oil, Gas & Consumable Fuels				2,443,555
Total Energy				2,456,556
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)			13,300	165,319	*(c)
Industrials — 0.0%
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.			2,532	0	*(a)(c)(e)
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			2,742,654	0	*(c)(e)
Total Common Stocks (Cost — $7,433,244)				3,259,727
Convertible Preferred Stocks — 0.7%
Health Care — 0.7%
Pharmaceuticals — 0.7%
Allergan PLC (Cost — $2,412,826)	5.500%		2,980	2,556,184
Preferred Stocks — 0.5%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Berry Petroleum Co.	6.000%		1,423	19,922	(b)

See Notes to Financial Statements.

18	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Shares	Value
Financials — 0.5%
Consumer Finance — 0.5%
GMAC Capital Trust I	6.824%	76,500	$1,967,580	(g)
Total Preferred Stocks (Cost — $1,728,582)			1,987,502
Total Investments before Short-Term Investments (Cost — $362,688,761)			378,924,493
Short-Term Investments — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,506,397)	0.479%	1,506,397	1,506,397
Total Investments — 98.6% (Cost — $364,195,158#)			380,430,890
Other Assets in Excess of Liabilities — 1.4%			5,339,941
Total Net Assets — 100.0%			$385,770,831

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	The coupon payment on these securities is currently in default as of February 28, 2017.

(e)	Value is less than $1.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(i)	All or a portion of this loan is unfunded as of February 28, 2017. The interest rate for fully unfunded term loans is to be determined.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

February 28, 2017

Assets:
Investments, at value (Cost — $364,195,158)	$380,430,890
Foreign currency, at value (Cost — $434,743)	435,804
Cash	2,871,432
Interest and dividends receivable	7,130,336
Receivable for securities sold	575,112
Unrealized appreciation on forward foreign currency contracts	7,050
Prepaid expenses	15,461
Total Assets	391,466,085

Liabilities:
Payable for securities purchased	5,368,367
Investment management fee payable	235,726
Unrealized depreciation on forward foreign currency contracts	8,446
Directors’ fees payable	7,310
Accrued expenses	75,405
Total Liabilities	5,695,254
Total Net Assets	$385,770,831

Net Assets:
Par value ($0.001 par value, 22,783,370 shares issues and outstanding; 100,000,000 shares authorized)	$22,783
Paid-in capital in excess of par value	430,805,546
Overdistributed net investment income	(473,352)
Accumulated net realized loss on investments and foreign currency transactions	(60,828,250)
Net unrealized appreciation on investments and foreign currencies	16,244,104
Total Net Assets	$385,770,831

Shares Outstanding	22,783,370

Net Asset Value	$16.93

See Notes to Financial Statements.

20	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended February 28, 2017

Investment Income:
Interest	$14,948,583
Dividends	152,298
Total Investment Income	15,100,881

Expenses:
Investment management fee (Note 2)	1,498,324
Directors’ fees	43,930
Audit and tax fees	31,105
Transfer agent fees	27,677
Legal fees	26,545
Fund accounting fees	18,306
Shareholder reports	17,577
Stock exchange listing fees	10,538
Custody fees	4,125
Insurance	2,917
Miscellaneous expenses	8,473
Total Expenses	1,689,517
Net Investment Income	13,411,364

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(223,803)
Foreign currency transactions	202,814
Net Realized Loss	(20,989)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	11,926,792
Foreign currencies	(6,835)
Change in Net Unrealized Appreciation (Depreciation)	11,919,957
Net Gain on Investments and Foreign Currency Transactions	11,898,968
Increase in Net Assets From Operations	$25,310,332

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended February 28, 2017 (unaudited) and the Year Ended August 31, 2016	2017	2016

Operations:
Net investment income	$13,411,364	$29,203,514
Net realized loss	(20,989)	(32,688,348)
Change in net unrealized appreciation (depreciation)	11,919,957	22,059,037
Increase in Net Assets From Operations	25,310,332	18,574,203

Distributions to Shareholders From (Note 1):
Net investment income	(14,524,398)	(30,074,048)
Decrease in Net Assets From Distributions to Shareholders	(14,524,398)	(30,074,048)
Increase (Decrease) in Net Assets	10,785,934	(11,499,845)

Net Assets:
Beginning of period	374,984,897	386,484,742
End of period*	$385,770,831	$374,984,897
*Includes overdistributed and undistributed net investment income, respectively, of:	$(473,352)	$639,682

See Notes to Financial Statements.

22	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:
	2017[1,2]	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of period	$16.46	$16.96	$19.38	$19.02	$18.36	$17.93

Income (loss) from operations:
Net investment income	0.59	1.28	1.30	1.38	1.49	1.63
Net realized and unrealized gain (loss)	0.52	(0.46)	(2.40)	0.44	0.82	0.56
Total income (loss) from operations	1.11	0.82	(1.10)	1.82	2.31	2.19

Less distributions from:
Net investment income	(0.64) [3]	(1.32)	(1.32)	(1.37)	(1.63)	(1.67)
Net realized gains	—	—	—	—	—	(0.09)
Return of capital	—	—	—	(0.09)	(0.02)	—
Total distributions	(0.64)	(1.32)	(1.32)	(1.46)	(1.65)	(1.76)

Net asset value, end of period	$16.93	$16.46	$16.96	$19.38	$19.02	$18.36

Market price, end of period	$15.47	$15.32	$14.46	$17.17	$17.65	$19.74
Total return, based on NAV[4,5]	6.89%	5.53%	(5.85)%	9.80%	12.89%	13.16%
Total return, based on Market Price[6]	5.29%	16.17%	(8.51)%	5.54%	(2.25)%	18.40%

Net assets, end of period (millions)	$386	$375	$386	$442	$433	$417

Ratios to average net assets:
Gross expenses	0.90%[7]	0.91%	0.88%	0.89%	0.88%	0.89%
Net expenses	0.90 [7]	0.91	0.88	0.89	0.88	0.89
Net investment income	7.16 [7]	8.11	7.18	7.07	7.77	9.22

Portfolio turnover rate	43%	70%	58%	42%	55%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2017 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. Corporate securities include those securities that are issued or originated by U.S. or foreign public or private corporations and other business entities. The Fund intends to liquidate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

24	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$57,009,291	$1,174,736		$58,184,027
Energy	—	64,587,651	571,482		65,159,133
Industrials	—	29,095,778	697,876		29,793,654
Materials	—	37,627,076	0	*	37,627,076
Other corporate bonds & notes	—	144,231,156	—		144,231,156
Collateralized mortgage obligations	—	1,397,985	—		1,397,985
Convertible bonds & notes	—	2,259,904	—		2,259,904
Senior loans:
Consumer discretionary	—	1,791,704	1,735,016		3,526,720
Energy	—	1,463,309	768,783		2,232,092
Utilities	—	208,326	859,601		1,067,927
Other senior loans	—	2,178,635	—		2,178,635
Sovereign bonds	—	17,817,769	—		17,817,769
U.S. government & agency obligations	—	5,645,002	—		5,645,002
Common stocks:
Consumer discretionary	—	—	637,852		637,852
Energy	$213,749	—	2,242,807		2,456,556
Health care	—	—	165,319		165,319
Industrials	—	—	0	*	0	*
Materials	—	—	0	*	0	*
Convertible preferred stocks	2,556,184	—	—		2,556,184
Preferred stocks:
Energy	—	—	19,922		19,922
Financials	1,967,580	—	—		1,967,580
Total long-term investments	4,737,513	365,313,586	8,873,394		378,924,493
Short-term investments†	1,506,397	—	—		1,506,397
Total investments	$6,243,910	$365,313,586	$8,873,394		$380,430,890
Other financial instruments:
Forward foreign currency contracts	—	7,050	—		7,050
Total	$6,243,910	$365,320,636	$8,873,394		$380,437,940

26	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$8,446	—	$8,446

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy	Industrials	Materials
Balance as of August 31, 2016	$1,094,983	$900,600	$684,192	$0	*
Accrued premiums/discounts	14,799	—	3,532	—
Realized gain (loss)[1]	—	—	—	—
Change in unrealized appreciation (depreciation)[2]	(14,799)	(329,118)	(3,955)	(136)
Purchases	79,753	—	14,107	136
Sales	—	—	—	—
Transfers into Level 3[3]	—	—	—	—
Transfers out of Level 3[4]	—	—	—	—
Balance as of February 28, 2017	$1,174,736	$571,482	$697,876	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2017[2]	$(14,799)	$(329,118)	$(3,955)	$(136)

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Utilities
Balance as of August 31, 2016	$742,500	$1,609,374	$1,001,000	$1,238,711
Accrued premiums/discounts	259	4,079	677	3,618
Realized gain (loss)[1]	—	(121,399)	—	(4,208)
Change in unrealized appreciation (depreciation)[2]	(9,259)	462,640	28,839	(25,419)
Purchases	1,735,016	1,047,349	—	9,727
Sales	—	(1,411,023)	—	(154,502)
Transfers into Level 3[3]	—	—	—	—
Transfers out of Level 3[4]	(733,500)	(822,237)	(1,030,516)	(208,326)
Balance as of February 28, 2017	$1,735,016	$768,783	—	$859,601
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2017[2]	—	$128,862	—	$(21,446)

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

	Common Stocks							Preferred Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials		Materials		Energy	Total
Balance as of August 31, 2016	$624,750	$442,757	$165,585	$0	*	$0	*	—	$8,504,452
Accrued premiums/discounts	—	—	—	—		—		—	26,964
Realized gain (loss)[1]	—	—	—	—		—		—	(125,607)
Change in unrealized appreciation (depreciation)[2]	13,102	(1,963,423)	(266)	—		—		$5,692	(1,836,102)
Purchases	—	1,742,345	—	—		—		14,230	4,642,663
Sales	—	(34,596)	—	—		—		—	(1,600,121)
Transfers into Level 3[3]	—	2,055,724	—	—		—		—	2,055,724
Transfers out of Level 3[4]	—	—	—	—		—		—	(2,794,579)
Balance as of February 28, 2017	$637,852	$2,242,807	$165,319	$0	*	$0	*	$19,922	$8,873,394
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2017[2]	$13,102	$(1,963,423)	$(266)	—		—		$5,692	$(2,185,487)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund

28	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 28, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

30	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of February 28, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $8,446. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 70% of

32	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for their services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to 0.56% of the Fund’s average daily net assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended February 28, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$125,397,093	$33,141,549
Sales	123,205,032	39,150,319

At February 28, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$35,520,932
Gross unrealized depreciation	(19,285,200)
Net unrealized appreciation	$16,235,732

At February 28, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,610,410	USD	1,716,697	Citibank N.A.	4/20/17	$(6,777)
USD	1,381,924	EUR	1,295,079	Citibank N.A.	4/20/17	6,820
USD	27,175	GBP	21,689	Citibank N.A.	4/20/17	230
EUR	125,075	USD	133,486	UBS AG	4/20/17	(682)
GBP	90,152	USD	112,986	UBS AG	4/20/17	(987)
Total						$(1,396)

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2017.

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$7,050

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$8,446

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended February 28, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Purchased options[1]	$(224,058)
Forward foreign currency contracts[2]	183,284
Total	$(40,774)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Purchased options[1]	$200,919
Forward foreign currency contracts[2]	(10,158)
Total	$190,761

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended February 28, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$8,811
Forward foreign currency contracts (to buy)	3,697,741
Forward foreign currency contracts (to sell)	5,330,761

†	At February 28, 2017, there were no open positions held in this derivative.

34	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at February 28, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$7,050	—	$7,050

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at February 28, 2017:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$8,446	—	$8,446

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Distributions subsequent to February 28, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/24/2017	4/3/2017	$0.1005
4/21/2017	5/1/2017	$0.1005
5/19/2017	6/1/2017	$0.1005

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended February 28, 2017, the Fund did not repurchase any shares.

7. Deferred capital losses

As of August 31, 2016, the Fund had deferred capital losses of $58,982,560, which have no expiration date, that will be available to offset future taxable capital gains.

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating

Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

9. Change in fiscal year end

In November 2016, the Fund’s Board of Directors approved changing the Fund’s fiscal year end from August to May.

36	Western Asset High Yield Defined Opportunity Fund Inc. 2017 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”), and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan, and Western Asset London collectively are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to that date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

Western Asset High Yield Defined Opportunity Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise

38	Western Asset High Yield Defined Opportunity Fund Inc.

the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps Western Asset to provide portfolio management services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of seven funds, including the Fund, for the 1-year period ended June 30, 2016; six funds, including the Fund, for the 3-year period ended such date; and five funds, including the Fund for the 5-year period ended such date. The Performance Universe included two other Legg Mason Closed-end Funds managed by Western Asset. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked fifth among the funds in the Performance Universe (first being best in these performance rankings) for each of the 1-, 3-, and 5-year periods ended June 30, 2016 and, in each case, was worse than the Performance Universe median for that period. The Manager noted that the small number of funds comprising the Performance Universe and the inclusion of other funds managed by the Sub-Advisor representing a large proportion of the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3-, and 5-year periods ended June 30, 2016. On a net asset value basis, the Fund underperformed its benchmark for each of the periods.

Western Asset High Yield Defined Opportunity Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other non-leveraged high yield closed-end funds, as classified by Broadridge. The seven funds in the Expense Universe had average net common share assets ranging from $46.0 million to $660.6 million. Two of the other Expense Universe funds were larger than the Fund and four were smaller. The Expense Universe included two other Legg Mason Closed-end Funds managed by Western Asset.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings) and was at the Expense Universe median for each of those expense components. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked second among the Expense Universe funds and were better (i.e., lower) than the Expense Universe median for that expense component. The Manager observed that the small number and varying sizes of funds comprising the Expense Universe made meaningful

40	Western Asset High Yield Defined Opportunity Fund Inc.

expense comparisons difficult. The Board noted that the small Expense Universe included two other Legg Mason Closed-end Funds managed by Western Asset, further complicating meaningful expense comparisons.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not

Western Asset High Yield Defined Opportunity Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had declined by 2 percent during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

42	Western Asset High Yield Defined Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Yield Defined Opportunity Fund Inc. was held on December 16, 2016, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	19,982,472	730,328
William R. Hutchinson	20,005,682	707,118
Jane E. Trust	19,931,003	781,797

At February 28, 2017, in addition to Leslie H. Gelb, William R. Hutchinson and Jane E. Trust, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett

Western Asset High Yield Defined Opportunity Fund Inc.	43

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Inc., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 30170, College Station, TX 77842-3170 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the

44	Western Asset High Yield Defined Opportunity Fund Inc.

Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of

Western Asset High Yield Defined Opportunity Fund Inc.	45

Dividend reinvestment plan (unaudited) (cont’d)

common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares will decrease, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a

46	Western Asset High Yield Defined Opportunity Fund Inc.

price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

Western Asset High Yield Defined Opportunity Fund Inc.	47

Western Asset

High Yield Defined Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HYI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Yield Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX013399 4/17 SR17-3039

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 25, 2017